Exhibit 99.1

Investor Presentation Growth Oriented. Community Driven. Trusted and Respected. November 2017

Forward Looking Statements Certain statements herein constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements may be identified by words such as “believes,” “will,” “would,” “expects,” “project,” “may,” “could,” “developments,” “strategic,” “launching,” “opportunities,” “anticipates,” “estimates,” “intends,” “plans,” “targets” and similar expressions. These statements are based upon the current beliefs and expectations of the management of HarborOne Bancorp Inc. (the “Company”) and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the forward-looking statements as a result of numerous factors. Factors that could cause such differences to exist include, but are not limited to, adverse conditions in the capital and debt markets and the impact of such conditions on the Company’s business activities; changes in interest rates; competitive pressures from other financial institutions; the effects of general economic conditions on a national basis or in the local markets in which the Company operates, including changes that adversely affect borrowers’ ability to service and repay the Company’s loans; changes in the value of securities in the Company’s investment portfolio; changes in loan default and charge-off rates; fluctuations in real estate values; the adequacy of loan loss reserves; decreases in deposit levels necessitating increased borrowing to fund loans and investments; operational risks including, but not limited to, cybersecurity, fraud and natural disasters; changes in government regulation; changes in accounting standards and practices; the risk that goodwill and intangibles recorded in the Company’s financial statements will become impaired; demand for loans in the Company’s market area; the Company’s ability to attract and maintain deposits; risks related to the implementation of acquisitions, dispositions, and restructurings; the risk that the Company may not be successful in the implementation of its business strategy; changes in assumptions used in making such forward-looking statements and the risk factors described in the Annual Report on Form 10-K and Quarterly Reports on Form 10-Q as filed with the Securities and Exchange Commission (the “SEC”), which are available at the SEC’s website, www.sec.gov. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, HarborOne Bancorp, Inc.’s actual results could differ materially from those discussed. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. The Company disclaims any obligation to publicly update or revise any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes, except as required by law. 2 2

A Company ontheMove “A ship in Harbor is safe, but that is not what ships are built for.” -John A. Shedd 3

Who, and Where, We Are HarborOne Bancorp, Inc. is part of a two-tier holding company. HarborOne Mutual Bancshares, a mutual holding company, owns approximately 53% of our outstanding stock. HarborOne Bank is the largest state-chartered co-operative bank in New England with 14 full-service branches, 2 limited-service bank offices, 1 commercial lending office and 1 residential lending office. A recognized global leader in financial and personal enrichment education and innovation. Merrimack Mortgage Company is a wholly owned subsidiary of the Bank with 34 offices in Massachusetts, New Hampshire and Maine. Loans: Deposits: Market Cap: NASDAQ: $2.1 billion $2.0 billion $634 million HONE 4

Market Share

Top 3 deposit market share in 9 out of 11 towns with a branch

Deposit Households as of August 31, 2017



2016 Rank	2017 Rank	Town	2016 Market Share	2017 Market Share	Change in Market Share
1	1	Brockton	45.03%	46.89%	1.86%
7	6	Plymouth	5.95%	7.50%	1.55%
2	2	Middleboro	23.03%	24.43%	1.40%
2	2	Abington	23.68%	24.55%	0.87%
2	3	Randolph	14.27%	15.06%	0.79%
5	5	Attleboro	6.01%	6.69%	0.68%
6	6	Mansfield	4.72%	5.13%	0.41%
3	3	Bridgewater	11.54%	11.89%	0.35%
5	5	Raynham	9.54%	9.77%	0.23%
2	2	Easton	19.50%	18.53%	-0.97%
2	3	Canton	17.19%	15.98%	-1.21%

HarborOne Bancorp
5

A Tradition of Growth March 1917 Feb 2004 July 2013 July 2015 June 2016 October 2017 Brockton Credit Union HarborOne Credit Union HarborOne Bank Purchased Merrimack Mortgage IPO Announced Share Repurchase Program Total Assets Total Loans $3,000 $2,400 $2,800 $2,200 $2,600 $2,000 $2,400 $1,800 $2,200 $1,600 $1,400 $2,000 $1,200 $1,800 $1,600 $1,000 Dec-13 Dec-14 Dec-15 Dec-16 Mar-17 Jun-17 Sep-17 Dec-13 Dec-14 Dec-15 Dec-16 Mar-17 Jun-17 Sep-17 Millions Millions 6

An Eye to the Horizon Our focus on growth drives a solutions-based approach that is creative, and at times, unconventional 7 Solution Converted our charter from a credit union to a bank Purchased Merrimack Mortgage Company De-emphasize indirect lending and more focus on leasing Opportunity Drive earnings growth through a robust commercial lending operation Combat margin compression with substantial mortgage expansion to diversify income stream Transition the balance sheet to optimize higher yielding assets

A Focus Growth Pillars: on the Fundamentals • Diversified business model • Improved margin roadmap as loan mix changes Product development philosophy focused on value and customer profitability alignment Mobile focused, cutting edge tools Multi-layered security infrastructure Strong culture: voted “Top Places to Work” by employees 9 consecutive years in Boston Globe annual survey Experienced and aligned Management team and Board - Robust Commercial Loan growth fueled by experienced lending team and credit support Regional Residential Lending machine and robust fee generator Attractive deposit mix Restructured loan mix to higher yielding assets FinTech friendly • - • • • - - - • Robust analytics infrastructure with efficient, multi-channel customer targeting capabilities Asset quality strength across organization • • 8

Margin and NII Balance sheet management philosophy provides the flexibility to actively manage loan mix to drive margin and capitalize on rising interest rates Net Interest Margin Net Interest Income (annualized) $75,000 3.20% 3.04% $70,000 3.00% $65,000 2.80% $60,000 $55,000 2.60% $50,000 2.37% 2.40% $45,000 2.20% $40,000 $35,000 2.00% Dec-13 Dec-14 Dec-15 Dec-16 Mar-17 Jun-17 Sep-17 Dec-13 Dec-14 Dec-15 Dec-16 Mar-17 Jun-17 Sep-17 Thousands 9

Fueling Growth: Loan Mix Total Loans December 2013 Total Loans September 2017 Residential Residential 26% 36% 37% 58% Commercial Commercial 37% Consumer Consumer Total Loans $2,200 $1,700 $1,200 $700 $200 Dec-13 Dec-14 Dec-15 Dec-16 Mar-17 Jun-17 Sep-17 Residential Commercial Consumer Millions 10

Fueling Growth: Diversification C & I CRE Retail 15% Apartment Building 14% 15% Other 26% O Commercial 15% Manufacturing 19% Health Care 16% tel 11% Wholesale trade 11% Office 14% Industrial 15% Retail Trade 3% RE Rental & Leasing 10% Growth Strategy: Results: • • • • Expanded market presence Experienced lenders / industry leaders Growing sophistication and capacity Disciplined underwriting • • 2013: $88 million outstanding Q3 2017: $794 million outstanding 11

Fueling Growth: MMC The strength of the Merrimack Mortgage Company (“MMC”) operation provides a growth platform across the HarborOne organization. Purchase price included earn out based on earnings. Footprint • MMC’s 34 offices provide expanded distribution for our SMB and Commercial Lending teams Cross-sell • Future potential for product distribution Income Diversification (since purchase in 2015) • • Recognized $91.3 million in Mortgage Banking Income Pretax earnings of $11.7 million 12

Fueling Growth: Core Deposits Robust analytics capabilities and product innovation are the driving forces behind building the next generation core funding machine; Government Deposits have grown from $22 million in 2013 to $224 million Total Deposits $2,100 $1,900 $1,700 $1,500 $1,300 $1,100 $900 $700 $500 $300 $100 Dec-13 Dec-14 Dec-15 Dec-16 Sep-17 Checking Savings Money Market CD 13 Millions 13

Fueling Growth: Asset Quality Asset quality is driven by core competencies in both credit and collections discipline • • As of 9/30/17 - 80% of nonperforming assets are 1-4 family owner occupied Commercial delinquencies 1.7% of total Nonperforming Assets to Total Assets Delinquencies 9/30/17 2.00% 1.80% 1.60% 1.40% 1.20% 1.00% 0.80% 0.60% 0.40% 0.20% 0.00% Dec-13 Dec-14 Dec-15 Dec-16 Mar-17 Jun-17 Sep-17 Residential Commercial Consumer Repossessed Assets 14 14 YTD TotalNet 30-5960-8990+PastCharge DaysDaysDaysDueOffs Commercial$208$0$15$223$118 Residential$754$4,473 $5,779 $11,006 $(13) Consumer$1,418 $346$315$2,079 $586 Total$2,380 $4,819 $6,109 $13,308 $691

Fueling Growth: Opportunities • New digital platforms for small business & home equity loans Q1’18 • De novo branch / Stoughton 2018 • Acquisition mindset • Residential lending organizational consolidation • A Brand value proposition right for the times…“Find your Harbor” • Deeper customer relationships through disciplined analytics • Top talent development and retention through Leadership programs • Completing Operational and Technology efficiency studies to reduce expenses and right-size the organization 15 15

A Company Built OnService. Community. Integrity. “While we have adopted a new organizational structure, our commitment to our customers, community, employees and now our shareholders is as strong as it has ever been.” -James W. Blake 16